UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2007

LML PAYMENT SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Yukon Territory

(State or other jurisdiction of incorporation)

0-13959

(Commission File Number)

98-0209289

(IRS Employer Identification No.)

1680-1140 West Pender Street, Vancouver, BC  V6E 4G1

(Address of principal executive offices and Zip Code)

(604) 689-4440

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On April 30, 2007, LML Payment Systems Inc. (“LML” or the “Corporation”) entered into a definitive Arrangement Agreement (the “Arrangement Agreement”) with Beanstream Internet Commerce Inc., a corporation existing under the laws of British Columbia, Canada (“Beanstream”), to acquire all of the outstanding capital stock of Beanstream.  The Arrangement Agreement was filed as Exhibit 2.1 to a Form 8-K dated April 30, 2007 that was filed by LML with the SEC on May 4, 2007.

The Arrangement Agreement sets forth certain customary closing conditions for the transaction, including a requirement that the shareholders of Beanstream approve the transaction.  In connection with soliciting the approval of the transaction from its shareholders, on June 4, 2007, Beanstream filed with the Supreme Court of British Columbia (the “Court”) a Notice of Meeting and Information Circular dated May 30 2007 (the “Offering Circular”) regarding a Special Meeting of Shareholders of Beanstream to be held on June 27, 2007 for the purpose of, among other things, approving the transaction.  The Court granted an interim order on June 4, 2007 permitting Beanstream to mail the Offering Circular to its shareholders, and Beanstream expects to commence such mailing on or about June 5, 2007.

Although the Offering Circular is a disclosure document of Beanstream and not LML, the Offering Circular contains, with the consent and review of LML, certain non-public information regarding LML.  Accordingly, in light of the public disclosure of such information in Canada, LML is filing this Form 8-K under Regulation FD to make such information publicly available in the United States.  A copy of the Offering Circular, as filed by Beanstream with the Court, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the SEC, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

In addition, other than the information regarding LML, all of the information contained in the Offering Circular (including information incorporated by reference from the Appendices to the Offering Circular) was provided by Beanstream, and LML assumes no responsibility for (and makes no representation as to) its accuracy or completeness or for any omission on the part of Beanstream to disclose facts or events which may affect the accuracy of such information.

Item 8.01  Other Events.

On May 24, 2007, LML and Beanstream entered into an Amending Agreement dated as of that date (the “Amending Agreement”) to, among other things, clarify certain provisions of the Arrangement Agreement.  A copy of the Amending Agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

(d)	Exhibits

99.1
Notice of Meeting and Information Circular of Beanstream Internet Commerce Inc. dated May 30, 2007 (and the Appendices thereto) regarding a Special Meeting of Shareholders of Beanstream to be held on June 27, 2007.

99.2	Amending Agreement between LML and Beanstream dated as of May 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

/s/ Carolyn L. Gaines
Carolyn L.Gaines
Corporate Secretary

June 5, 2007

Exhibit Index

The following is a list of the Exhibits filed or furnished herewith.

99.1
Notice of Meeting and Information Circular of Beanstream Internet Commerce Inc. dated May 30, 2007 (and the Appendices thereto) regarding a Special Meeting of Shareholders of Beanstream to be held on June 27, 2007.

99.2	Amending Agreement between LML and Beanstream dated as of May 24, 2007.